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                                                                   EXHIBIT 10(C)

                                          ROGERS & WELLS LLP
                                          200 Park Avenue
                                          New York, New York 10166-0153
                                          Telephone 212 878-8000 Facsimile 212
                                          878-8375

April 28, 1999
Merrill Lynch Asset Income Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Ladies and Gentlemen:

    We have acted as counsel for Merrill Lynch Asset Income Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), in connection with the organization of the Fund and its registration as an open-end investment company under the Investment Company Act of 1940, as amended. This opinion is being furnished in connection with the registration of an indefinite number of shares of common stock, designated Class A, Class B, Class C and Class D, par value $0.10 per share, of the Fund (the "Shares") under the Securities Act of 1933, as amended, which registration has been effected pursuant to a registration statement on Form N-1A (File Nos. 33-53997 and 811-7181), as amended (the "Registration Statement").

    As counsel for the Fund, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Articles of Incorporation of the Fund, the By-Laws of the Fund and such other documents as we have deemed relevant to the matters referred to in this opinion. As to matters in the following opinion governed by the laws of the State of Maryland, we have relied upon an opinion of Brown & Wood LLP, special Maryland counsel to the Fund, dated April 28, 1999.

    Based upon the foregoing, we are of the opinion that the Shares, upon issuance and delivery as described in the Registration Statement for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable.

    We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus and statement of additional information constituting parts thereof. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended or the rules and regulations of the Securities and Exchange Commission.

Very truly yours,
/s/ Rogers & Wells LLP